Agreement for the Purchase and Sale of Future Receipts Seller's Legal Name: SPRINGBIG INC. DIBIA: SPRINGBIG INC. Form of Business Entity: [] Corporation; [] Limited Liability Company; [] Partnership; [] Limited Partnership; [] Limited Liability Partnership; [] Sole Proprietorship; [] Other: ___________ _ Street Address: 621 NW 53RD ST STE 260 City· BOCA RATON State:.EL_ Zip: 33487 Mailing Address _______________ C::.;i::,tyc:.: ______ S:ct=at::ec.: _ _:Zi::,P ____ _ 82-3542952Primary Contact: __________ Title: ___ Time in Business: ____ _,Federal Tax ID: _____ _ Purchase Price: $?50,000.00 Average Projected Monthly Sales: Purchased Amount: $2,644,265.77 $1,065,000.00 Specified Percentage:----1§_ % (Average Projected Monthly Sales x Specified Percentage I Average Business Days in a Calendar Month} Initial Weekly Amount: $40,961 .54 Origination Fee:$37,500.00 (to be deducted from the Purchase Price) Payment will be withdrawn every Ti 1esday Account for the Deposit of All Future Receipts: Bank: _________________ _ Account No: Effective October 13' 2023 Seller, identified above, hereby sells, assigns and transfers to AGILE CAPITAL FUNDING LLC ("Buyer� or "Agile Capital Funding") located at 104 E 25th St, Suite 1001, New York NY 10010 without recourse, the Specified Percentage of the proceeds of each future sale made by Seller (collectively "Future Receipts") until Seller has received the Purchased Amount "Future Receipts" includes all payments made by cash, check, ACH or other electronic transfer, credit card, debit card, bank card, charge card (each such card shall be referred to herein as a "Payment Card") or other form of monetary payment in the ordinary course of Seller's business. As payment for the Purchased Amount, Buyer will deliver to Seller the Purchase Price, shown above, minus any Origination Fee shown above. Seller acknowledges that it has no right to repurchase the Purchased Amount from Buyer. Both parties agree that the obligation of Buyer under this Agreement will not be effective unless and until Buyer has completed its review of the Seller and has accepted this Agreement by delivering the Purchase Price, minus any Origination Fee. Prior to accepting this Agreement, Buyer may conduct a processing trial to confirm its access to the Account and the ability to withdraw the Initial Daily Amount If the processing trial is not completed to the satisfaction of Buyer, Buyer will refund to Seller all funds that were obtained by Buyer during the processing trial. Agreement of Seller: By signing below Seller agrees to the terms and conditions contained in this Agreement, including those terms and conditions on the following pages, and further agrees that this transaction is for business purposes and not for personal, family, or household purposes. Seller: SPRINGBIG, INC. Agreed to by:._ -�'-'-''av./-'-'--'Ji=-�.,,__=-'-------<Signature), tts PAUL SYKES Name: Agreed to by.: ______________ (Signature), tts Name: Buyer. .. _ _,A,,,q'"i"'lec,C,,,aeio,,it,sae.l ,:Fe_unc,da,i!!ng"----- _A_u_th_o_riz--'-ed_R ..c e :.. p _re_ s_e_nt_a_tiv_e _ (Title) Authorized Representative {Title) �CJ� Agreed to by· .._____ _:_ ______ (Signature), its,_-'C"-F-'O'--------- (Title) Initials: ____ _ Agile Capital Funding 395259